UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 17, 2008

                                  BLUEFLY, INC.
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     001-14498              13-3612110
           --------                     ---------              ----------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)

                  42 West 39th Street, New York, New York 10018
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 944-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets
 Item 3.01.  Notice of Listing or Failure to Satisfy a Continued Listing Rule or
                         Standard; Transfer of Listing.

    On April 22, 2008, Bluefly, Inc. (the "Company") announced that it had regained compliance with all Nasdaq listing requirements.

    The Company had previously announced that it was not in compliance with the $1.00 minimum per share requirement for continued listing as set forth in Marketplace Rule 4310(c)(4), and had been granted an extension by the Nasdaq Listing Qualifications Panel to regain compliance. Because the Company's Common Stock closed at a price above $1.00 or more for ten consecutive trading days, it regained compliance with such rule as of April 17, 2008.

    In addition, on April 16, 2008, the Company received a letter from the Nasdaq Staff stating that it had determined that the Company had failed to comply with the shareholder approval rules set forth in Marketplace Rule 4350(i)(1)(A) because certain warrants issued to stockholders of the Company who have representation on the Board of Directors had originally been issued with an exercise price based on the twenty-day trailing average stock price, which was lower than the closing price of the Company's Common Stock on the day prior to issuance. While the warrants had been issued in consideration for the financing commitment provided by these shareholders, Nasdaq advised that they could be deemed equity compensation to affiliated parties and therefore subject to Nasdaq rules requiring shareholder approval of below-market issuances. Notwithstanding this, the Nasdaq Staff determined that the Company had regained compliance with such rule by amending the warrants to increase the exercise price.

    Accordingly, the Company believes that it has now resolved all outstanding issues regarding Nasdaq listing requirements.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2008

                                                 BLUEFLY, INC.

                                                 By: /s/ Kara B. Jenny
                                                     ---------------------------
                                                 Name:  Kara B. Jenny
                                                 Title:  Chief Financial Officer